Exhibit 99.3

March 31, 2026 BIOGEN PROPOSED ACQUISITION OF APELLIS INVESTOR WEBCAST

FORWARD-LOOKING STATEMENTS This presentation and discussions during this conference call contain forward-looking statements that are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the PSLRA) with the intention of obtaining the benefits of the “Safe Harbor” provisions of the PSLRA. This presentation and discussions during this conference call contain forwardlooking statements, relating to: the expected timetable for completing the proposed transaction, benefits of the proposed tra nsaction, financing of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction including Biogen non-GAAP EPS and non-GAAP EPS growth, and the expected revenue growth for EMPAVELI® and SYFOVRE® following the proposed transaction. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “hope,” “intend,” “may,” “objective,” “outlook,” “plan,” “possible,” “potential,” “ predict,” “project,” “prospect,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements. Given their forward-looking nature, these statements involve substantial risks and uncertainties that may be based on inaccurate assumptions and could cause actual results to differ materially from those reflected in such statements. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. Given their nature, we cannot assure that any outcome expressed in these forward-looking statements will be realized in whole or in part. We caution that these statements are subject to risks and uncertainties, many of which are outside of our control and could c ause future events or results to be materially different from those stated or implied in this document, including, among others, factors relating to: the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Biogen is not obligated to accept; the diversion of management time on transactionrelated issues; expectations regarding regulatory approval of the transaction; the possibility that the net sales thresholds for the CVR payments are never met; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; potential business uncertainty, including changes to existing business relationships during the pendency of the proposed transaction that could affect financial performance; legal proceedings; governmental regulation; the ability to retain management and other personnel; that all or any of the contingent consideration will become payable on the terms described herein; the accuracy of Biogen’s estimates of the size and characteristics of the markets that may be addressed by its product candidates; Biogen’s ability to increase its manufacturing capabilities for its products and product candidates; and other economic, business, or competitive factors; and any other risks and uncertainties that are described in other reports we have filed with the U.S. Securities and Exchange Commission, which are available on the SEC’s website at www.sec.gov. These statements speak only as of the date of this presentation and the discussions during this conference call and are based on information and estimates available to us at this time. Should known or unknown risks or uncertainties materialize or should underlying assumptions prove inaccurate, actual results could vary materially from past results and those anticipated, estimated or projected. Investors are cautioned not to put undue reliance on forward-looking statements. A further list and description of risks, uncertainties and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in our subsequent reports on Form 10-Q, in each case including in the sections thereof captioned “Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in our subsequent reports on Form 8-K. Except as required by law, we do not undertake any obligation to publicly update any forward-looking statements whether as a result of any new information, future events, changed circumstances or otherwise.

IMPORTANT INFORMATION The tender offer referenced herein has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of Apellis or any other securities, nor is it a substitute for the tender offer materials that Biogen or its acquisition subsidiary will file with the SEC. The terms and conditions of the tender offer will be published in, and the offer to purchase common stock of Apellis will be made only pursuant to, the offer document and related offer materials prepared by Biogen and its acquisition subsidiary and filed with the SEC in a tender offer statement on Schedule TO at the time the tender offer is commenced. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS THEY MAY BE AMENDED FROM TIME TO TIME, WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND APELLIS SECURITYHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SUCH PERSONS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK. The tender offer materials, including the offer to purchase and the related letter of transmittal and certain other tender offer documents, and the solicitation/recommendation statement (when they become available) and other documents filed with the SEC by Biogen or Apellis, may be obtained free of charge at the SEC’s website at www.sec.gov or at Apellis’s website at https://investors.apellis.com/news-releases or at Biogen’s website at https://www.biogen.com/. In addition, Biogen’s tender offer statement and other documents it will file with the SEC will be available at https://investors.biogen.com/.

CALL PARTICIPANTS Christopher A. Viehbacher President and Chief Executive Officer Adam Keeney, Ph.D. Head of Corporate Development Robin Kramer Chief Financial Officer Alisha A. Alaimo President and Head of North America Priya Singhal, M.D., M.P.H. Head of Development

AN OPPORTUNITY TO ENHANCE BIOGEN’S GROWTH PORTFOLIO AND ACCELERATE OUR EXPANSION INTO NEPHROLOGY Two marketed products approved in multiple immunology and rare indications (Commercialized by Sobi Ex-U.S.) xpands our commercial growth portfolio Addition of SYFOVRE and EMPAVELI expands Biogen’s commercialized portfolio of growth products, while complementing the potential of our pipeline Clear strategic fit that accelerates our path into nephrology Provides U.S. infrastructure and expertise in nephrology to provide a foundation for the potential launch of felzartamab Compelling value creation opportunity Significant opportunity to realize product potential through combined commercialization capabilities Transaction is expected to be increasingly accretive starting in 2027 and to strengthen Biogen’s near- and long-term growth potential Transaction is expected to generate a meaningful increase in Biogen’s non-GAAP EPS CAGR through the end of the decade Expect to de-lever by end of 2027 & preserve strategic flexibility

ACQUIRING APELLIS PROVIDES ADDITIONAL GROWTH PRODUCTS Broadens, diversifies, and strengthens our current revenue growth drivers Best-in-class medicine approved in Geographic Atrophy Generated $587M of revenue in 2025 Regulatory filing for prefilled syringe planned for 1H 2026 Best-in-class medicine approved in C3G/IC- MPGN Significant commercial potential that accelerates Biogen’s expansion into nephrology Note: Dapirolizumab pegol is being developed in collaboration with UCB; LEQEMBI (lecanemab-irmb) is being developed in collaboration with Eisai Co; SPINRAZA, QALSODY, and Salanersen are licensed from Ionis Pharmaceuticals, Inc; Zorevunersen is being developed in collaboration with Stoke Therapeutics, Inc.; ZURZUVAE isbeing developed in collaboration with Supernus Pharmaceuticals, Inc. # Rare disease is a commercial designation that includes multiple therapeutic indications.

SYFOVRE: AN IMPORTANT OPPORTUNITY IN GEOGRAPHIC ATROPHY High unmet need in GA Immune-mediated retinal disease with potential for permanent loss of vision if untreated Large market with an estimated ~1.5M individuals in the U.S.* GA market has the potential to grow, with a small percentage of patients estimated to be currently receiving treatment SYFOVRE represents a differentiated profile Flexible dosing with option for every other month treatment 5-year data suggests largest treatment effect in GA to-date Reported rates of retinal vasculitis remain very rare Regulatory filing for prefilled syringe option planned for 1H 2026 * Wong et al., 2014 GA = geographic atrophy

EMPAVELI: A DIFFERENTIATED MEDICINE IN RARE KIDNEY DISEASE WITH SIGNIFICANT REVENUE POTENTIAL

Approved in PNH#
and C3G/IC-MPGN


EMPAVELI® Injector
(pegcetacoplan)
20 mL

C3G/IC-MPGN are rare immune-mediated kidney diseases

- 50% of patients reach end-stage kidney disease within 10 years*
- EMPAVELI demonstrated clinically meaningful benefits across all three key markers of disease – reduction in proteinuria, stabilization of kidney function, and clearance of C3 deposits

Best-in-class profile across both C3G and IC-MPGN

- First and only FDA-approved treatment for adult and pediatric (12+ years) patients with primary IC-MPGN
- Only FDA-approved treatment for pediatric (12+ years) C3G patients
- Only FDA-approved treatment with post-transplant C3G recurrence data in the label

Significant U.S. revenue growth opportunity

- Early days of commercial launch
- Opportunity to leverage Biogen's demonstrated commercialization capabilities
- Leveraging Apellis' rights in the U.S.

Accelerates Biogen's expansion into nephrology

See EMPAVELI full US PI for more information
# Represents rare hematological indication; * Halfon et al., 2025
C3G = complement 3 glomerulopathy; IC-MPGN = immune complex-mediated membranoproliferative glomerulonephritis; PNH = paroxysmal nocturnal hemoglobinuria

Biogen

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ACCELERATING OUR EXPANSION INTO NEPHROLOGY 9 AMR IgAN MVI PMN Felzartamab 2027 20292028 2029 EMPAVELI - establishes the foundation for our growing nephrology franchise Data expected* Approved in: C3G/IC-MPGN Apellis provides a US field infrastructure and established capabilities in nephrology *Represents expected timelines, subject to change

CLEAR OPPORTUNITY FOR IMMEDIATE VALUE CREATION

Transaction Details

$41/share

in cash, representing equity value of ~$5.6B

CVRs on SYFOVRE net sales

Acquisition financed with:

~$3.6B cash on hand

~$2B revolving credit & bank loan

Q2 26 anticipated closing

Subject to customary closing conditions, including the receipt of necessary regulatory approvals

Significant opportunity for value creation

SYFOVRE EMPAVELI

Adds two marketed products, with combined revenue expected to grow in the mid- to high-teens through at least 2028

Addition of Apellis nephrology infrastructure provides foundation for potential felzartamab launch

Significant opportunity to realize product potential through combined commercialization capabilities

Financial Impact

Strengthens Biogen's near- and long-term growth potential – Expected to generate a meaningful increase in Non-GAAP EPS CAGR*

Increasingly accretive starting in 2027

Updated 2026 guidance
Q1 earnings call - April

Expect to de-lever by YE 2027, preserves strategic flexibility

Expected to be accounted for as an acquisition of a business

* Through the end of this decade; CVR = contingent value rights; YE = year end

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APELLIS: A STRONG STRATEGIC FIT WITH SIGNIFICANT OPPORTUNITY FOR VALUE CREATION Expands our commercial growth portfolio Addition of SYFOVRE and EMPAVELI expands Biogen’s commercialized portfolio of growth products, while complementing the potential of our pipeline Clear strategic fit that accelerates our path into nephrology Provides U.S. infrastructure and expertise in nephrology to provide a foundation for the potential launch of felzartamab Compelling value creation opportunity Significant opportunity to realize product potential through combined commercialization capabilities Transaction is expected to be increasingly accretive starting in 2027 and to strengthen Biogen’s near- and long-term growth potential Transaction is expected to generate a meaningful increase in Biogen’s non-GAAP EPS CAGR through the end of the decade Expect to de-lever by end of 2027 & preserve strategic flexibility

QUESTIONS & ANSWERS